UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Global Business Travel Group, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROPRIETARY AND CONFIDENTIAL DRAFT
CUSTOMER/SUPPLIER/TPN/GPN COMMUNICATION

Customer message from SME GMN & CWT

Subject line: Amex GBT agrees to go private
Pre-header: What this means for you

Dear [Customer name],

I’m writing to share an important update regarding Amex GBT.

Today, we announced that Amex GBT has agreed to go private in an acquisition by Long Lake, with support from General Catalyst and Alpha Wave. The transaction is expected to close in the second half of 2026, subject to the satisfaction of customary closing conditions, including the necessary regulatory clearances.

Long Lake is a long-term investor specializing in transforming industries with technology, and General Catalyst, chaired by former American Express CEO Ken Chenault, in addition to backing Long Lake, has invested in some of the most successful technology companies in the world including Anthropic, Kayak, Airbnb and many more. Alpha Wave has invested in leading companies such as SpaceX, Anthropic, OpenAI, TikTok and more.

This is very exciting news. With these new partners on board, we add proven and scalable AI capabilities and expertise to drive more value to our leading travel technology solutions and your travel program.

Everything remains business as usual and there is no change to how we support you and your travelers. The transaction does not change the long-term partnership between American Express and Amex GBT, including the current brand licensing and commercial agreements and our commitment to serving customers.

Our priority remains clear: supporting your program with the same consistency and reliability you expect from us.

This marks an important step in the evolution of business travel, bringing together technology, service and expertise to create better experiences for customers and travelers.

We will share more information as it becomes available. Thank you, as always, for your continued partnership.

Best regards,
[Name]
[Title]

PROPRIETARY AND CONFIDENTIAL DRAFT
Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements regarding the proposed acquisition of Global Business Travel Group, Inc. (“Amex GBT” or the “Company”) by certain investment funds affiliated with, or advised by, Long Lake Management (the “Merger”), stockholder approvals for the Merger, any expected timetable for completing the Merger, the expected benefits of the Merger and other statements regarding our financial position, business strategy, and the plans and objectives of management for future operations and full-year guidance. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the proposed merger, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with clients and suppliers and to compete with existing and new competitors; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conflicts, including the war in Ukraine, the conflicts in the Middle East, tensions between China and Taiwan and military operations in Venezuela, as well as related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the impact of any future acquisitions including the integration of any acquisition; (12) the decisions of market data providers, indices and individual investors; (13) costs related to, or the inability to recognize the anticipated benefits of our merger with CWT Holdings, LLC (“CWT”); (14) risks related to the business of CWT or unexpected liabilities that arise in connection with the integration of CWT into our business, including our ability to apply our procedures regarding internal controls over financial reporting to CWT; (15) the outcome of any legal proceedings that may be instituted against the Company in connection with our merger with CWT or the proposed Merger; (16) the ability to complete the proposed Merger on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed Merger; (17) the risk that disruptions from the proposed Merger (such as the ability of certain customers of Amex GBT to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amex GBT’s business, including current plans and operations, during the pendency, and following the completion of, the proposed Merger; (18) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed Merger; (19) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (20) contractual provisions that may impact Amex GBT’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed Merger; (21) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances requiring Amex GBT to pay a termination fee to Long Lake; (22) those risks and uncertainties found in Amex GBT’s filings with the SEC, including the risk factors discussed in Amex GBT’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (23) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company plans to file a proxy statement and certain other documents with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE

PROPRIETARY AND CONFIDENTIAL DRAFT
FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of the proxy statement and other documents that are filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov) and at the Company’s website (https://www.amexglobalbusinesstravel.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 666 3rd Avenue, 4th Floor, New York, New York, 10017.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of any such participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger. You may obtain free copies of these documents using the sources indicated above.

PROPRIETARY AND CONFIDENTIAL DRAFT
Customer message from CWT M&E

Subject line: Amex GBT agrees to go private
Pre-header: What this means for you

Dear [Customer name],

I’m writing to share an important update regarding Amex GBT.

Today, we announced that Amex GBT has agreed to go private in an acquisition by Long Lake, with support from General Catalyst and Alpha Wave. The transaction is expected to close in the second half of 2026, subject to the satisfaction of customary closing conditions, including the necessary regulatory clearances.

Long Lake is a long-term investor specializing in transforming industries with technology, and General Catalyst, chaired by former American Express CEO Ken Chenault, in addition to backing Long Lake, has invested in some of the most successful technology companies in the world including Anthropic, Kayak, Airbnb and many more. Alpha Wave has invested in leading companies such as SpaceX, Anthropic, OpenAI, TikTok and more.

This is very exciting news. With these new partners on board, we add proven and scalable AI capabilities and expertise to drive more value to our leading travel technology solutions and you.

Everything remains business as usual and there is no change to how we support you and our customers. The transaction does not change the long-term partnership between American Express and Amex GBT, including the current brand licensing and commercial agreements and our commitment to serving customers.

Our priority remains clear: supporting your program with the same consistency and reliability you expect from us.

This marks an important step in the evolution of business travel, bringing together technology, service and expertise to create better experiences for customers and travelers.

We will share more information as it becomes available. Thank you, as always, for your continued partnership.

Best regards,
[Name]
[Title]

PROPRIETARY AND CONFIDENTIAL DRAFT
Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements regarding the proposed acquisition of Global Business Travel Group, Inc. (“Amex GBT” or the “Company”) by certain investment funds affiliated with, or advised by, Long Lake Management (the “Merger”), stockholder approvals for the Merger, any expected timetable for completing the Merger, the expected benefits of the Merger and other statements regarding our financial position, business strategy, and the plans and objectives of management for future operations and full-year guidance. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the proposed merger, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with clients and suppliers and to compete with existing and new competitors; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conflicts, including the war in Ukraine, the conflicts in the Middle East, tensions between China and Taiwan and military operations in Venezuela, as well as related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the impact of any future acquisitions including the integration of any acquisition; (12) the decisions of market data providers, indices and individual investors; (13) costs related to, or the inability to recognize the anticipated benefits of our merger with CWT Holdings, LLC (“CWT”); (14) risks related to the business of CWT or unexpected liabilities that arise in connection with the integration of CWT into our business, including our ability to apply our procedures regarding internal controls over financial reporting to CWT; (15) the outcome of any legal proceedings that may be instituted against the Company in connection with our merger with CWT or the proposed Merger; (16) the ability to complete the proposed Merger on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed Merger; (17) the risk that disruptions from the proposed Merger (such as the ability of certain customers of Amex GBT to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amex GBT’s business, including current plans and operations, during the pendency, and following the completion of, the proposed Merger; (18) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed Merger; (19) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (20) contractual provisions that may impact Amex GBT’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed Merger; (21) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances requiring Amex GBT to pay a termination fee to Long Lake; (22) those risks and uncertainties found in Amex GBT’s filings with the SEC, including the risk factors discussed in Amex GBT’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (23) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company plans to file a proxy statement and certain other documents with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE

PROPRIETARY AND CONFIDENTIAL DRAFT
FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of the proxy statement and other documents that are filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov) and at the Company’s website (https://www.amexglobalbusinesstravel.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 666 3rd Avenue, 4th Floor, New York, New York, 10017.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of any such participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger. You may obtain free copies of these documents using the sources indicated above.

PROPRIETARY AND CONFIDENTIAL DRAFT
Supplier communications

Subject line: Amex GBT agrees to go private
Pre-header: What this means for you

Dear [Partner name],

I’m writing to share an important update regarding Amex GBT.

Today, we announced that Amex GBT has agreed to go private in an acquisition by Long Lake, with support from General Catalyst and Alpha Wave. The transaction is expected to close in the second half of 2026, subject to the satisfaction of customary closing conditions, including the necessary regulatory clearances.

Long Lake is a long-term investor specializing in transforming industries with technology, and General Catalyst, chaired by former American Express CEO Ken Chenault, in addition to backing Long Lake, has invested in some of the most successful technology companies in the world including Anthropic, Kayak, Airbnb and many more. Alpha Wave has invested in leading companies such as SpaceX, Anthropic, OpenAI, TikTok and more.

This is very exciting news. With these new partners on board, we add proven and scalable AI capabilities and expertise, driving more value to our leading travel technology solutions and our shared customers.

Everything remains business as usual and there is no change to how we work together. The transaction does not change the long-term partnership between American Express and Amex GBT, including the current brand licensing and commercial agreements and our commitment to serving customers.

Our priority remains clear: delivering for our customers and travelers together with the same consistency and reliability.

This marks an important step in the evolution of business travel, bringing together technology, service and expertise to create better experiences for customers and travelers.

We will share more information as it becomes available. Thank you, as always, for your continued partnership. If you have any questions, please reach out to your usual Amex GBT contact.

Best regards,
[Name]
[Title]

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements regarding the proposed acquisition of Global Business Travel Group, Inc. (“Amex GBT” or the “Company”) by certain investment funds affiliated with, or advised by, Long Lake Management (the “Merger”), stockholder

PROPRIETARY AND CONFIDENTIAL DRAFT
approvals for the Merger, any expected timetable for completing the Merger, the expected benefits of the Merger and other statements regarding our financial position, business strategy, and the plans and objectives of management for future operations and full-year guidance. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the proposed merger, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with clients and suppliers and to compete with existing and new competitors; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conflicts, including the war in Ukraine, the conflicts in the Middle East, tensions between China and Taiwan and military operations in Venezuela, as well as related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the impact of any future acquisitions including the integration of any acquisition; (12) the decisions of market data providers, indices and individual investors; (13) costs related to, or the inability to recognize the anticipated benefits of our merger with CWT Holdings, LLC (“CWT”); (14) risks related to the business of CWT or unexpected liabilities that arise in connection with the integration of CWT into our business, including our ability to apply our procedures regarding internal controls over financial reporting to CWT; (15) the outcome of any legal proceedings that may be instituted against the Company in connection with our merger with CWT or the proposed Merger; (16) the ability to complete the proposed Merger on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed Merger; (17) the risk that disruptions from the proposed Merger (such as the ability of certain customers of Amex GBT to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amex GBT’s business, including current plans and operations, during the pendency, and following the completion of, the proposed Merger; (18) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed Merger; (19) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (20) contractual provisions that may impact Amex GBT’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed Merger; (21) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances requiring Amex GBT to pay a termination fee to Long Lake; (22) those risks and uncertainties found in Amex GBT’s filings with the SEC, including the risk factors discussed in Amex GBT’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (23) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company plans to file a proxy statement and certain other documents with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of the proxy statement and other documents that are filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov) and at the Company’s website (https://www.amexglobalbusinesstravel.com). Alternatively, these

PROPRIETARY AND CONFIDENTIAL DRAFT
documents, when available, can be obtained free of charge from the Company upon written request to the Company at 666 3rd Avenue, 4th Floor, New York, New York, 10017.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of any such participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger. You may obtain free copies of these documents using the sources indicated above.

PROPRIETARY AND CONFIDENTIAL DRAFT
TPN and GPN communications

Subject line: Amex GBT has agreed to go private
Pre-header: What this means for you

Dear [Name],

Today, we announced that Amex GBT has agreed to go private in an acquisition by Long Lake, with support from General Catalyst and Alpha Wave. The transaction is expected to close in the second half of 2026, subject to the satisfaction of customary closing conditions, including the necessary regulatory clearances.

Long Lake is a long-term investor specializing in transforming industries with technology, and General Catalyst, chaired by former American Express CEO Ken Chenault, in addition to backing Long Lake, has invested in some of the most successful technology companies in the world including Anthropic, Kayak, Airbnb and many more. Alpha Wave has backed the likes of SpaceX, Anthropic, OpenAI and TikTok.

This is very exciting news. With these new partners on board, we add proven and scalable AI capabilities and expertise to drive more value to our leading travel technology solutions and our shared customers.

Everything remains business as usual and there is no change to how we work together. The transaction does not change the long-term partnership between American Express and Amex GBT, including the current brand licensing and commercial agreements and our commitment to serving customers.

Our priority remains clear: delivering for our customers and travelers together with the same consistency and reliability.

This marks an important step in the evolution of business travel, bringing together technology, service and expertise to create better experiences for customers and travelers.

We will share more information as it becomes available. Thank you, as always, for your continued partnership If you have any questions, please reach out to your usual Amex GBT contact.

Best Regards,
[Name]
[Title]

 Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements regarding the proposed acquisition of Global Business Travel Group, Inc. (“Amex GBT” or the “Company”) by certain investment funds affiliated with, or advised by, Long Lake Management (the “Merger”), stockholder approvals for the Merger, any expected timetable for completing the Merger, the expected benefits of the Merger and other statements regarding our financial position, business strategy, and the plans and objectives of management for future operations and full-year guidance. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,”

PROPRIETARY AND CONFIDENTIAL DRAFT
“might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the proposed merger, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with clients and suppliers and to compete with existing and new competitors; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conflicts, including the war in Ukraine, the conflicts in the Middle East, tensions between China and Taiwan and military operations in Venezuela, as well as related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the impact of any future acquisitions including the integration of any acquisition; (12) the decisions of market data providers, indices and individual investors; (13) costs related to, or the inability to recognize the anticipated benefits of our merger with CWT Holdings, LLC (“CWT”); (14) risks related to the business of CWT or unexpected liabilities that arise in connection with the integration of CWT into our business, including our ability to apply our procedures regarding internal controls over financial reporting to CWT; (15) the outcome of any legal proceedings that may be instituted against the Company in connection with our merger with CWT or the proposed Merger; (16) the ability to complete the proposed Merger on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed Merger; (17) the risk that disruptions from the proposed Merger (such as the ability of certain customers of Amex GBT to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amex GBT’s business, including current plans and operations, during the pendency, and following the completion of, the proposed Merger; (18) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed Merger; (19) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (20) contractual provisions that may impact Amex GBT’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed Merger; (21) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances requiring Amex GBT to pay a termination fee to Long Lake; (22) those risks and uncertainties found in Amex GBT’s filings with the SEC, including the risk factors discussed in Amex GBT’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (23) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company plans to file a proxy statement and certain other documents with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of the proxy statement and other documents that are filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov) and at the Company’s website (https://www.amexglobalbusinesstravel.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 666 3rd Avenue, 4th Floor, New York, New York, 10017.

Participants in the Solicitation

PROPRIETARY AND CONFIDENTIAL DRAFT
The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of any such participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger. You may obtain free copies of these documents using the sources indicated above.

American Express Global Business Travel
374,901 followers
11h •

Today, American Express Global Business Travel has agreed to go private in an acquisition by Long Lake, with support from General Catalyst and Alpha Wave.

More details: https://lnkd.in/gPrFr5QZ

AMERICAN EXPRESS
GLOBAL BUSINESS TRAVEL

https://www.amexglobalbusinesstravel.com/press-releases/long-lake-agrees-to-acquire-amex-gbt-with-support-from-general-catalyst-and-alpha-wave/

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements regarding the proposed acquisition of Global Business Travel Group, Inc. (“Amex GBT” or the “Company”) by certain investment funds affiliated with, or advised by, Long Lake Management (the “Merger”), stockholder approvals for the Merger, any expected timetable for completing the Merger, the expected benefits of the Merger and other statements regarding our financial position, business strategy, and the plans and objectives of management for future operations and full-year guidance. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the proposed merger, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with clients and suppliers and to compete with existing and new competitors; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conflicts, including the war in Ukraine, the conflicts in the Middle East, tensions between China and Taiwan and military operations in Venezuela, as well as related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the impact of any future acquisitions including the integration of any acquisition; (12) the decisions of market data providers, indices and individual investors; (13) costs related to, or the inability to recognize the anticipated benefits of our merger with CWT Holdings, LLC (“CWT”); (14) risks related to the business of CWT or unexpected liabilities that arise in connection with the integration of CWT into our business, including our ability to apply our procedures regarding internal controls over financial reporting to CWT; (15) the outcome of any legal proceedings that may be instituted against the Company in connection with our merger with CWT or the proposed Merger; (16) the ability to complete the proposed Merger on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed Merger; (17) the risk that disruptions from the proposed Merger (such as the ability of certain customers of Amex GBT to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amex GBT’s business, including current plans and operations, during the pendency, and following the completion of, the proposed Merger; (18) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed Merger; (19) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (20) contractual provisions that may impact Amex GBT’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed Merger; (21) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances requiring Amex GBT to pay a termination fee to Long Lake; (22) those risks and uncertainties found in Amex GBT’s filings with the SEC, including the risk factors discussed in Amex GBT’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (23) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company plans to file a proxy statement and certain other documents with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT THAT WILL BE

FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of the proxy statement and other documents that are filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov) and at the Company’s website (https://www.amexglobalbusinesstravel.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 666 3rd Avenue, 4th Floor, New York, New York, 10017.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of any such participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger. You may obtain free copies of these documents using the sources indicated above.

5/4/26, 3:49 PM	Meet Long Lake, the Firm That Bought Amex GBT - Bloomberg
Newsletter | Deals

Meet Long Lake, Which is Applying AI to Your Business and Also Doing $6 Billion Take-Privates

A look behind Long Lake, an under-the-radar firm that announced a $6.3 billion take-private today.

Photographer: Andrew Harrer/Bloomberg

By Liana Baker and Michael Hytha
May 4, 2026 at 3:05 PM EDT

This article is for subscribers only.

https://www.bloomberg.com/news/newsletters/2026-05-04/meet-long-lake-the-firm-that-bought-amex-gbt?srnd=undefined	1/8

5/4/26, 3:49 PM	Meet Long Lake, the Firm That Bought Amex GBT - Bloomberg
By continuing, I agree to the Privacy Policy and Terms of Service.

Hi, it’s Liana Baker in New York, today with a look at a take-private by a name you probably haven’t heard before. Then in some names you might know, GameStop announces an unsolicited $50 billion-plus bid for eBay.

Today’s top stories

●	GameStop’s ‘highly confident’ $20 billion TD letter echoes Drexel.

●	Winnebago suppliers Patrick and LCI terminate merger talks.

●	Meta acquires robotics AI company to help build humanoid technology.

●	Blackstone data center REIT seeks to raise $1.75 billion in IPO.

The new buyer: AI

We had been following the take-private plans of corporate travel platform Amex GBT since we first reported back in November that it was exploring a potential sale. Besides Amex itself, Amex GBT had some big name backers, some partly due to its SPAC merger in 2022 such as QIA, Apollo and Expedia. Over the past few months, we had heard there could be an outcome soon but we expected a well-known sponsor to swoop in.

Still, when I heard over the weekend that the winner of the process was a buyer called Long Lake Management, I was a bit shocked. I couldn’t find many details about the company except a passing reference to it in a Bloomberg story last year from my colleague Paayal Zaveri about a separate General Catalyst funding round.

As I researched it throughout the weekend, I found an article called “The Future of Services” from General Catalyst’s website that spells out a strategy to create companies, such as Long Lake, that seek out roll ups of firms
https://www.bloomberg.com/news/newsletters/2026-05-04/meet-long-lake-the-firm-that-bought-amex-gbt?srnd=undefined	2/8

5/4/26, 3:49 PM	Meet Long Lake, the Firm That Bought Amex GBT - Bloomberg
serving areas that you wouldn’t think would be transformed by AI (like your home owners association) and apply the technology to them.

Paul Abbott, CEO of Amex GBT Source: Amex GBT

I’ve since learned, Long Lake is an M&A machine and has acquired about 30 companies since its founding in 2023, across the residential, business and infrastructure services industries and now, travel.

The statement about the deal Monday said that it has improved “growth and customer experience” at the companies it’s acquired with its proprietary AI platform called Nexus. Besides General Catalyst, other investors include Alpha Wave, Elad Gil, D1 and Thrive.

Alex Taubman, the co-founder and CEO of Long Lake, said in the press release that he sees a future of business travel “defined by AI and human agents working seamlessly together on behalf of every traveler.” He added that Long Lake will “invest heavily” in Amex GBT’s capabilities.

Paul Abbott, the CEO of Amex GBT, told me in an interview that the deal with Long Lake “a generational opportunity” for the industry and reiterated the value of the deal for shareholders. He added in the statement about the

https://www.bloomberg.com/news/newsletters/2026-05-04/meet-long-lake-the-firm-that-bought-amex-gbt?srnd=undefined	3/8

5/4/26, 3:49 PM	Meet Long Lake, the Firm That Bought Amex GBT - Bloomberg
deal that Long Lake’s applied AI strategy will drive transformation of business travel.

Monday’s deal that blends AI with M&A will not be a one-off. David Baron, the head of tech at Rothschild, which advised the special committee to Amex GBT on the sale, said that the deal with Long Lake introduces “the next chapter in tech M&A, in which AI capabilities work hand-in-glove with smart capital as the defining source of value creation.” —Liana Baker

M&A focus

GameStop’s audacious $56 billion bid for eBay is relying on a tactic made famous by corporate raiders in the 1980s. The gaming retailer said it got a “highly confident letter” from TD Bank to provide about $20 billion in debt financing. Such letters were popularized by the likes of Michael Milken’s Drexel Burnham Lambert to help prove a buyer had the means—if not the cash in hand—to complete a deal. While eBay’s shares rose a bit, they’re still far below the offer price.

Recreational-vehicle suppliers LCI Industries and Patrick Industries terminated discussions over a potential merger after they were unable to reach “mutually agreeable terms” on a deal.

Meta Platforms has acquired Assured Robot Intelligence, a startup developing artificial intelligence models for robots, as part of its initiative to build humanoid technology, Matt Gurman reports.

Uber is acquiring the Hong Kong-based online cab-hailing platform FlyTaxi to expand its taxi services ahead of the implementation of a regulatory regime for ride-hailing services in the Chinese city.

Carlyle has acquired a majority stake in healthcare revenue cycle management firms Knack RCM and EqualizeRCM. Knack founder Rajiv Sharma and EqualizeRCM’s Nagi Rao will reinvest some of their proceeds to be part of a newly created RCM platform.

https://www.bloomberg.com/news/newsletters/2026-05-04/meet-long-lake-the-firm-that-bought-amex-gbt?srnd=undefined	4/8

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements regarding the proposed acquisition of Global Business Travel Group, Inc. (“Amex GBT” or the “Company”) by certain investment funds affiliated with, or advised by, Long Lake Management (the “Merger”), stockholder approvals for the Merger, any expected timetable for completing the Merger, the expected benefits of the Merger and other statements regarding our financial position, business strategy, and the plans and objectives of management for future operations and full-year guidance. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the proposed merger, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with clients and suppliers and to compete with existing and new competitors; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conflicts, including the war in Ukraine, the conflicts in the Middle East, tensions between China and Taiwan and military operations in Venezuela, as well as related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the impact of any future acquisitions including the integration of any acquisition; (12) the decisions of market data providers, indices and individual investors; (13) costs related to, or the inability to recognize the anticipated benefits of our merger with CWT Holdings, LLC (“CWT”); (14) risks related to the business of CWT or unexpected liabilities that arise in connection with the integration of CWT into our business, including our ability to apply our procedures regarding internal controls over financial reporting to CWT; (15) the outcome of any legal proceedings that may be instituted against the Company in connection with our merger with CWT or the proposed Merger; (16) the ability to complete the proposed Merger on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed Merger; (17) the risk that disruptions from the proposed Merger (such as the ability of certain customers of Amex GBT to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amex GBT’s business, including current plans and operations, during the pendency, and following the completion of, the proposed Merger; (18) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed Merger; (19) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (20) contractual provisions that may impact Amex GBT’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed Merger; (21) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances requiring Amex GBT to pay a termination fee to Long Lake; (22) those risks and uncertainties found in Amex GBT’s filings with the SEC, including the risk factors discussed in Amex GBT’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (23) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the Merger. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company plans to file a proxy statement and certain other documents with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of the proxy statement and other documents that are filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov) and at the Company’s website (https://www.amexglobalbusinesstravel.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 666 3rd Avenue, 4th Floor, New York, New York, 10017.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of any such participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger. You may obtain free copies of these documents using the sources indicated above.
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